                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       MARCH 14, 1996
                                                 -----------------------------


                           SMITH MICRO SOFTWARE, INC.
- ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         DELAWARE                      0-26536                 33-0029027
- ------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)



     51 COLUMBIA, ALISO VIEJO, CA                                92656
- ------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (714) 362-5800
                                                   ---------------------------


                                 NOT APPLICABLE
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                  Page 1 of 5
                         Exhibit Index on Sequentially
                                Numbered Page 5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On March 14, 1996, Smith Micro Software, Inc. ("Smith Micro") acquired Performance Computing Incorporated ("PCI"), an Oregon corporation (the "Acquisition") in a forward-triangular merger. The Acquisition was achieved pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated March 14, 1996, by and among Smith Micro, PCI and PCI Video Products, Inc. ("Sub"), a Delaware corporation and wholly-owned subsidiary of Smith Micro. Pursuant to the Merger Agreement, PCI was merged with and into Sub, with Sub surviving as a wholly-owned subsidiary of Smith Micro. In connection with the Acquisition, the PCI shareholders received an aggregate of 350,000 shares of Smith Micro Common Stock and $2,100,000 in cash. In addition, on March 14, 1997, if certain software development milestones are achieved, Smith Micro will be obligated to (i) issue a number of shares of Smith Micro Common Stock with a value of up to $600,000 to the former shareholders of PCI based on an average of the then-current market prices, and (ii) pay a combination of cash and Smith Micro Common Stock with an aggregate value of $200,000 to the former employees of PCI who are then employees of Smith Micro. In the event that some, but not all, of the software development milestones are met, the former shareholders and employees of PCI will be entitled to receive a certain percentage of the above amounts of Smith Micro Common Stock and cash based on the milestones actually achieved. In determining the aggregate purchase price for PCI, Smith Micro took into account the value of software companies of similar size to PCI, comparable transactions and the market for software companies generally. One hundred thirty five thousand of the total number of shares of Smith Micro Common Stock issued to the former PCI shareholders (the "Escrow Shares") and $180,000 of the cash consideration (the "Escrow Cash") were placed in an escrow account upon the consummation of the Acquisition. Pursuant to the Merger Agreement and the related escrow agreement, subject to certain limitations Smith Micro in general may recover from the escrow up to the entire amount of Escrow Shares and Escrow Cash in the event Smith Micro incurs any loss, expense, liability or other damage (collectively, "Damages") due to, among other things, a breach by PCI of any of its representations, warranties and covenants in the Merger Agreement. If no claim for Damages is made by Smith Micro within one year after the date of the Merger Agreement, the Escrow Shares and Escrow Cash will be released from escrow and distributed to the former PCI shareholders.





                                  Page 2 of 5
                         Exhibit Index on Sequentially
                                Numbered Page 5

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


   (a)   Financial Statements of PCI

         (1) Balance sheets as of December 31, 1994, and 1995 and related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995, required to be filed pursuant to this item are filed herewith (Exhibit 99.2).

   (b)   Pro Forma Financial Information of Smith Micro and PCI

         (1) The pro forma unaudited consolidated financial statements for the year ended December 31, 1995, required to be filed pursuant to this item are filed herewith (Exhibit 99.3).

   (c)   Exhibits

         Refer to Index to Exhibits.





                                  Page 3 of 5
                         Exhibit Index on Sequentially
                                Numbered Page 5

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SMITH MICRO SOFTWARE, INC.

       Signature                             Title                      Date
       ---------                             -----                      ----
/s/ WILLIAM W. SMITH, JR        Chairman of the Board, President    May 28, 1996
- ------------------------        and Chief Executive Officer
William W. Smith, Jr            (Principal Executive Officer)

/s/ ROBERT E. GRICE, JR         Chief Financial Officer             May 28, 1996
- ------------------------        (Principal Financial Officer)
Robert E. Grice, Jr



                                  Page 4 of 5
                         Exhibit Index on Sequentially
                                Numbered Page 5

                               INDEX TO EXHIBITS

Exhibit                           Description
- -------                           -----------
2*               Agreement and Plan of Merger, dated March 14, 1996, by and among
                 Smith Micro Software, Inc. ("Smith Micro"), PCI Video Products,
                 Inc., and Performance Computing Incorporated ("PCI") and certain exhibits.

99.1*            Text of Press Release dated March 14, 1996.

99.2             Financial Statements of PCI.

99.3             Unaudited Pro Forma Financial Information of Smith Micro and PCI.


______________

  * Incorporated by reference from Smith Micro's Form 8-K as filed with the Securities and Exchange Commission on March 28, 1996.





                                  Page 5 of 5
                         Exhibit Index on Sequentially
                                Numbered Page 5